SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [  ]

Check the appropriate box:
[  ] Preliminary Proxy Statement   [   ] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
--------------------------------------------------------------------------------
                       Eaton Vance Municipal Income Trust
                 Eaton Vance California Municipal Income Trust
                   Eaton Vance Florida Municipal Income Trust
                Eaton Vance Massachusetts Municipal Income Trust
                  Eaton Vance Michigan Municipal Income Trust
                 Eaton Vance New Jersey Municipal Income Trust
                  Eaton Vance New York Municipal Income Trust
                    Eaton Vance Ohio Municipal Income Trust
                Eaton Vance Pennsylvania Municipal Income Trust

                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2)   Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4)   Proposed maximum aggregate value of transaction:
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(5)   Total fee paid:
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[ ] Fee paid previously with preliminary materials.
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[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount Previously Paid:
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(2)   Form, Schedule or Registration Statement no.:
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(3)   Filing Party:
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(4)   Date Filed:
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


                 EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST
                   EATON VANCE FLORIDA MUNICIPAL INCOME TRUST
                EATON VANCE MASSACHUSETTS MUNICIPAL INCOME TRUST
                  EATON VANCE MICHIGAN MUNICIPAL INCOME TRUST
                       EATON VANCE MUNICIPAL INCOME TRUST
                 EATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST
                  EATON VANCE NEW YORK MUNICIPAL INCOME TRUST
                    EATON VANCE OHIO MUNICIPAL INCOME TRUST
                EATON VANCE PENNSYLVANIA MUNICIPAL INCOME TRUST

                            THE EATON VANCE BUILDING
                                255 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

                                                January 31, 2001


Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of your Fund, which will be held with the Annual Meeting of each of the above funds (collectively the "Funds"), at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 23, 2001 at 1:30 P.M. (Boston time).

     This meeting will give you an opportunity to hear a report about your Fund and you will be asked to consider the election of Trustees and the approval of your Fund's independent certified public accountants. The enclosed proxy statement contains additional information regarding these proposals.

     We hope that you will be able to attend the meeting. Whether or not you plan to attend and regardless of the number of shares you own, it is important that your shares be represented. You are urged to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope as soon as possible to assure that your shares are represented at the meeting.

                                                Sincerely,

                                                /s/ Thomas J. Fetter
                                                Thomas J. Fetter
                                                President


                                    IMPORTANT

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE REQUESTED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. YOU MAY WITHDRAW YOUR PROXY IF YOU ATTEND THE ANNUAL MEETING AND DESIRE TO VOTE IN PERSON.

                  EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST
                   EATON VANCE FLORIDA MUNICIPAL INCOME TRUST
                EATON VANCE MASSACHUSETTS MUNICIPAL INCOME TRUST
                  EATON VANCE MICHIGAN MUNICIPAL INCOME TRUST
                       EATON VANCE MUNICIPAL INCOME TRUST
                 EATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST
                  EATON VANCE NEW YORK MUNICIPAL INCOME TRUST
                    EATON VANCE OHIO MUNICIPAL INCOME TRUST
                EATON VANCE PENNSYLVANIA MUNICIPAL INCOME TRUST


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held Friday, March 23, 2001

     The Annual Meeting of Shareholders of each of the above registered investment companies, each a Massachusetts business trust (collectively the "Funds"), will be held at the principal office of each Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 23, 2001 at 1:30 P.M. (Boston time), for the following purposes:

     1. To elect two Trustees of each Fund, one of whom shall be elected solely by the holders of a Fund's Auction Preferred Shares.

     2. To ratify the selection of Deloitte & Touche LLP as independent certified public accountants of each Fund for the fiscal year ending November 30, 2001.

     3. To consider and act upon any other matters which may properly come before the Meeting and any adjourned session thereof.

     Each Fund will hold a separate meeting. Shareholders of each Fund will vote separately.

     The Board of Trustees of each Fund has fixed the close of business on January 15, 2001 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the meeting and any adjournments thereof.

                                          By Order of each Board of Trustees

                                          /s/ Alan R. Dynner
                                          Alan R. Dynner
                                          Secretary

January 31, 2001
Boston, Massachusetts

IMPORTANT - SHAREHOLDERS CAN HELP THE BOARD OF TRUSTEES OF THEIR FUND AVOID THE NECESSITY AND ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATIONS TO OBTAIN A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.

                 EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST
                   EATON VANCE FLORIDA MUNICIPAL INCOME TRUST
                EATON VANCE MASSACHUSETTS MUNICIPAL INCOME TRUST
                  EATON VANCE MICHIGAN MUNICIPAL INCOME TRUST
                       EATON VANCE MUNICIPAL INCOME TRUST
                 EATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST
                  EATON VANCE NEW YORK MUNICIPAL INCOME TRUST
                    EATON VANCE OHIO MUNICIPAL INCOME TRUST
                EATON VANCE PENNSYLVANIA MUNICIPAL INCOME TRUST

                            THE EATON VANCE BUILDING
                                255 STATE STREET
                           BOSTON, MASSACHUSETTS 02109


                                 PROXY STATEMENT


     A proxy is enclosed with the foregoing Notice of the Annual Meetings of Shareholders of Eaton Vance California Municipal Income Trust (the "California Fund"), Eaton Vance Florida Municipal Income Trust (the "Florida Fund"), Eaton Vance Massachusetts Municipal Income Trust (the "Massachusetts Fund"), Eaton
Vance Michigan Municipal Income Trust (the "Michigan Fund"), Eaton Vance Municipal Income Trust (the "Municipal Fund"), Eaton Vance New Jersey Municipal Income Trust (the "New Jersey Fund"), Eaton Vance New York Municipal Income Trust (the "New York Fund"), Eaton Vance Ohio Municipal Income Trust (the "Ohio Fund") and Eaton Vance Pennsylvania Municipal Income Trust (the "Pennsylvania Fund") (collectively the "Funds"), to be held March 23, 2001 for the benefit of shareholders who do not expect to be present at the meeting. This proxy is solicited on behalf of the Board of Trustees of each Fund, and is revocable by the person giving it prior to exercise by a signed writing filed with the Funds' Secretary, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each such matter. This proxy material is being mailed to shareholders on or about January 31, 2001.

     The Board of Trustees of each Fund has fixed the close of business January 15, 2001, as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. The number of Common Shares, $.01 par value per share ("Common Shares") and the number of Auction Preferred Shares, $.01 par value per share, liquidation preference $25,000 per share ("APS"), of each Fund outstanding on January 15, 2001 was as follows:

                                   No. of Common                No. of APS
                                Shares Outstanding          Shares Outstanding
Fund                             January 15, 2001           on January 15, 2001
----                             ----------------           -------------------

California Fund                        7,118,405                    2,360
Florida Fund                           4,229,355                    1,420
Massachusetts Fund                     2,594,255                      860
Michigan Fund                          2,085,196                      700
Municipal Fund                        16,284,961                    5,240
New Jersey Fund                        4,484,712                    1,520
New York Fund                          5,299,922                    1,780
Ohio Fund                              2,777,424                      940
Pennsylvania Fund                      2,663,243                      900

     Each Fund will vote separately on each item; votes of multiple Funds will not be aggregated.

     As of January 15, 2001, no shareholder beneficially owned more than 5% of the outstanding shares of a Fund. The Trustees and officers of each Fund, as a group, own beneficially less than 1% of the shares of each Fund.

     The Board of Trustees of the Funds know of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

                        PROPOSAL 1. ELECTION OF TRUSTEES

     Each Fund's Declaration of Trust provides that the Board of Trustees shall be divided into three classes. The term of office of the Class II Trustees expires on the date of the 2001 Annual Meeting, and the term of office of the Class III and Class I Trustees will expire one and two years thereafter, respectively. Trustees chosen to succeed the Trustees whose terms are expiring will be elected for a three-year term. An effect of staggered terms is to limit the ability of entities or persons to acquire control of a Fund.

     Each Fund's Declaration of Trust provides that a majority of the Trustees shall fix the number of the entire Board and that such number shall be at least two and no greater than fifteen. Each Board has fixed the number of Trustees at seven. Proxies will be voted for the election of the following two nominees. Each nominee is presently serving as a Trustee and has consented to continue to so serve. In the event that a nominee is unable to serve for any reason (which is not now expected) when the election occurs, the accompanying Proxy will be voted for such other person or persons as the Board of Trustees may recommend.

     The nominees to serve until the 2001 Annual Meeting are James B. Hawkes and Samuel L. Hayes, III. The Trustees serving until the 2002 Annual Meeting are Norton H. Reamer, Lynn A. Stout and Jack L. Treynor. The Trustees serving until the 2003 Annual Meeting are Jessica M. Bibliowicz and Donald R. Dwight. The Trustees whose names are followed by (A) are APS Share Trustees.

     The nominees and Trustees and their principal occupations for at least the last five years are as follows. The Trustee whose name is followed by an asterisk (*) is an "interested person" (as defined in the Investment Company Act of 1940 (the "1940 Act")) by reason of his affiliations with Eaton Vance Management ("EVM" or "Eaton Vance"), each Fund's investment adviser, and Eaton Vance Corp. ("EVC"), a holding company which owns all of the outstanding stock of EVM; and of EVM's trustee, Eaton Vance, Inc. ("EV"), which is a wholly-owned subsidiary of EVC. (EVM, EVC and their affiliates are sometimes referred to collectively as the "EVC organization".) The Trustee whose name is followed by two asterisks (**) is an "interested person" because of her affiliation with a brokerage firm.

     Under the terms of each Fund's By-Laws, as amended (the "By-Laws"), the holders of the APS are entitled as a class, to the exclusion of the holders of the Common Shares, to elect one Trustee of each Fund at the Meetings. Samuel L. Hayes, III has been nominated for election by the holders of the APS of each Fund. The By-Laws further provide for the election of the other nominee named below by the holders of the Common Shares and the APS, voting as a single class. Election of Trustees is non-cumulative.


                                    TRUSTEES


                                                                                           Shares Beneficially
Name and                                       Principal Occupation(s) Over               Owned of all Funds on
Other Information                                     Past Five Years                       January 15, 2001
-----------------                                     ---------------                       ----------------

                                            (TRUSTEE NOMINEES FOR ELECTION IN 2001)

James B. Hawkes*                            Vice   President   of  each   Fund   and  a              9,900
Age:  59; has been a Trustee  and Vice      Trustee.  Chairman,   President  and  Chief
President since December 10, 1998.          Executive   Officer  of  EVM,  EVC  and  EV
                                            (since November 1, 1996,  prior to which he
                                            was Executive Vice President) and a
                                            Director  of EVC  and EV.  He  also  serves
                                            as  a   Trustee   and/or   Officer   of  78
                                            investment     companies     advised     or
                                            administered by EVM and its affiliates.
APS Share Nominee
Samuel L. Hayes, III (A)                    Dr. Hayes is the Jacob H. Schiff  Professor              -0-
Age:  65;  has  been a  Trustee  since      of  Investment  Banking  Emeritus,  Harvard
December 10, 1998.                          University   Graduate  School  of  Business
                                            Administration.  He is  also a  Trustee  of
                                            the Kobrick Investment Trust (mutual
                                            funds).  He also  serves as a Trustee of 79
                                            investment     companies     advised     or
                                            administered by EVM and its affiliates.

                                            (OTHER CURRENT TRUSTEES)

Jessica M. Bibliowicz**                     Ms.   Bibliowicz  is  President  and  Chief              -0-
Age:  41;  has  been a  Trustee  since      Executive  Officer  of  National  Financial
December 10, 1998.                          Partners  (a  financial  services  company)
                                            (since April 1999). She was formerly
                                            President and Chief Operating Officer of
                                            John   A.   Levin  &  Co.   (a   registered
                                            investment advisor) (July 1997 to April
                                            1999) and a Director  of Baker,  Fentress &
                                            Company  which  owns  John  A.  Levin & Co.
                                            (July 1997 to April 1999).  Prior  thereto,
                                            she was Executive Vice President of Smith
                                            Barney Mutual Funds (from July 1994 to
                                            June  1997).  She also  serves as a Trustee
                                            of  73  investment   companies  advised  or
                                            administered by EVM and its affiliates.

                                       3


Donald R. Dwight                            Mr.   Dwight   is   President   of   Dwight              -0-
Age:  69;  has  been a  Trustee  since      Partners,  Inc. (a corporate  relations and
December 10, 1998.                          communications   company).  He  is  also  a
                                            Trustee/Director of the Royce Funds
                                            (mutual   funds).   He  also  serves  as  a
                                            Trustee of 79 investment companies advised
                                            or administered by EVM and its affiliates.

Norton H. Reamer (A)                        Mr. Reamer is Chairman and Chief  Operating              -0-
Age:  65,  has  been a  Trustee  since      Officer,  Hellman,  Jordan  Management Co.,
December 10, 1998.                          Inc.  (an  investment  management  company)
                                            (since November, 2000) and President,
                                            Jordan Simmons Capital LLC (manager of
                                            energy related investments) (since
                                            November, 2000). President, Unicorn
                                            Corporation  (an  investment  and financial
                                            advisory     services    company)    (since
                                            September, 2000). Previously, he was
                                            Chairman of the Board and Chief Executive
                                            Officer,     United    Asset     Management
                                            Corporation   (a  holding   company  owning
                                            institutional     investment     management
                                            firms).   Previously   he  also  served  as
                                            Chairman, President and Director, UAM
                                            Funds (mutual  funds).  He also serves as a
                                            Trustee of 79 investment companies advised
                                            or administered by EVM and its affiliates.

Lynn A. Stout                               Ms. Stout is  Professor of Law,  Georgetown              -0-
Age:  43,  has  been a  Trustee  since      University  Law Center.  She also serves as
December 10, 1998.                          a  Trustee  of  75   investment   companies
                                            advised  or  administered  by EVM  and  its
                                            affiliates.

Jack L. Treynor                             Mr.  Treynor is an  investment  advisor and              -0-
Age:  70;  has  been a  Trustee  since      consultant.  He also  serves  as a  Trustee
December 10, 1998.                          of  75  investment   companies  advised  or
                                            administered by EVM and its affiliates.

                                       4
     During the fiscal year ended November 30, 2000, the Trustees of each Fund met eight times, the Special Committee met three times and the Audit Committee met twice. Each Fund's Trustees listed above attended at least 75% of such Board and committee meetings on which he or she serves.

     The Nominating Committee of the Board of Trustees of each Fund is comprised of all the Trustees who are not "interested persons" as that term is defined under the 1940 Act. Messrs. Treynor (Chairman), Dwight, Hayes, Reamer and Ms. Stout are currently serving on the Committee. The purpose of the Committee is to recommend to the Board nominees for the position of noninterested trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates. The Board will, when a vacancy exists or is anticipated, consider any nominee for trustee recommended by a shareholder if such recommendation is submitted to the Board in writing and contains sufficient background information concerning the individual to enable a proper judgment to be made as to such individual's qualifications.

     Messrs. Hayes (Chairman), Dwight, Reamer and Ms. Stout are members of the Special Committee of the Board of Trustees of each Fund. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board concerning (i) all contractual arrangements with service providers to a Fund, including investment advisory, administrative, transfer agency, custodial and fund accounting and distribution services (if any), and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with a Fund or its shareholders.

     Messrs. Treynor (Chairman), Dwight and Reamer are members of the Audit Committee of the Board of Trustees of each Fund. Each member is independent of the Fund, as defined by the New York Stock Exchange and American Stock Exchange Listing Standards. The Audit Committee's functions include making recommendations to the Board regarding the selection of the independent certified public accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of each Fund. Attached as Appendix A is the written Audit Committee Charter of each Fund. Set forth below under "Additional Information" is the Audit Committee's Report for each Fund.

REMUNERATION OF TRUSTEES

     The fees and expenses of those Trustees of each Fund who are not members of the Eaton Vance organization will be paid by the Funds. For the fiscal year ended November 30, 2000, the noninterested Trustees of the Funds earned the following compensation in their capacities as Trustees of the Funds, and for the year ended December 31, 2000 earned the following compensation in their capacities as Trustees of the registered investment companies in the Eaton Vance fund complex(1):

                         Jessica M.           Donald R.          Samuel L.          Norton H.         Lynn          Jack L.
                         Bibliowicz            Dwight           Hayes, III           Reamer           Stout         Treynor
                         -----------      ----------------  -----------------  ----------------   -------------     -------

California Fund            $1,572             $1,614           $1,619                $1,510         $1,621          $1,668
Florida Fund                1,090              1,487            1,467                 1,364          1,463           1,511
Massachusetts Fund            389                577              367                   352            385             386
Michigan Fund                 389                577              367                   352            385             386
Municipal Fund              2,505              2,370            2,495                 2,349          2,541           2,591
New Jersey Fund             1,415              1,487            1,467                 1,364          1,463           1,511
New York Fund               1,415              1,487            1,467                 1,364          1,463           1,511
Ohio Fund                     389                577              367                   352            385             386
Pennsylvania Fund             389                577              367                   352            385             386

Total Compensation        160,000            162,500 (2)      170,000               160,000       160,000 (3)      170,000
from Fund Complex

(1) As of December 1, 2000, the Eaton Vance fund complex consisted of 79 registered investment companies or series thereof.
(2)  Includes $60,000 of deferred compensation.
(3)  Includes $16,000 of deferred compensation.

     Trustees of each Fund who are not affiliated with Eaton Vance may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (a "Trustees' Plan"). Under each Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by each Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under each Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with each Trustees' Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate a Fund to retain the services of any trustee or obligate a Fund to pay any particular level of compensation to the Trustee. No Fund has a Trustee retirement plan.

     Trustees shall be elected by the affirmative vote of a majority of a Fund's applicable shares voting at the Annual Meeting.

     THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE TWO NOMINEES TO THEIR FUND'S BOARD OF TRUSTEES.

                PROPOSAL 2. SELECTION OF INDEPENDENT ACCOUNTANTS

     Each Fund's Board of Trustees has selected Deloitte & Touche LLP ("Deloitte") as independent certified public accountants for the Fund for the fiscal year ending November 30, 2001. Each Fund's shareholders are being asked to ratify the selection of Deloitte to perform audit services for the Fund.

     Deloitte has acted as independent certified public accountants for each Fund since its inception. The services provided by Deloitte include the examination of each Fund's annual financial statements, assistance and consultation in connection with Securities and Exchange Commission filings, and the review of tax matters on behalf of each Fund.

     Deloitte is expected to be represented at the Annual Meeting, but, if not, a representative of that firm will be available by telephone should the need for consultation arise.

     THE BOARD OF TRUSTEES OF EACH FUND, INCLUDING THOSE TRUSTEES WHO ARE NOT INTERESTED PERSONS OF A FUND, RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS OF THEIR FUND FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2001.

                       NOTICE TO BANKS AND BROKER/DEALERS

     Each Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to PFPC, Inc., Attention: Mr. Joseph P. Lundbohm, P.O. Box 8030, Boston, MA 02266.

                             ADDITIONAL INFORMATION

AUDIT COMMITTEE REPORT. Each Fund's Audit Committee reviewed and discussed the audited financial statements with Fund management. Each Fund's Audit Committee also discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards). Each Audit Committee received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and discussed with the independent accountants their independence.

     Based on the review and discussions referred to above, each Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended November 30, 2000 for filing with the Securities and Exchange Commission.

                                Jack L. Treynor, Chairman
                                Donald R. Dwight
                                Norton H. Reamer

AUDIT FEES. For the most recent fiscal year, the Funds paid an aggregate of $300,600 in professional fees (ranging from $32,180 to $41,840 per Fund) to their auditors, Deloitte. Deloitte also provides services to numerous other investment companies sponsored by Eaton Vance. Total fees paid to Deloitte through October 31, 2000 by Eaton Vance Corp. (and its affiliates) were $259,000. The Audit Committee and Board of Trustees of each Fund are aware that Deloitte provides services to the Eaton Vance organization.

OFFICERS OF THE FUND. The officers of the Funds, with their ages indicated in parenthesis, are as follows (unless otherwise indicated, each of the Fund officers listed holds the same office with each Fund): Thomas J. Fetter (57), President of each Fund and Portfolio Manager of the New York Fund and the Ohio Fund, and Vice President of Eaton Vance; James B. Hawkes (59), Vice President; Cynthia J. Clemson (37), Vice President and Portfolio Manager of the California Fund, the Florida Fund and the Pennsylvania Fund, and Portfolio Manager of the Michigan Fund, and Vice President of Eaton Vance; Robert B. MacIntosh (44), Vice President of each Fund and Portfolio Manager of the Massachusetts Fund and the New Jersey Fund, and Vice President of Eaton Vance; Thomas M. Metzold, (42), Vice President and Portfolio Manager of the Municipal Fund, and Vice President of Eaton Vance; Alan R. Dynner (60), Secretary, and Vice President and Secretary of Eaton Vance; James L. O'Connor (55), Treasurer, and Vice President of Eaton Vance; Michelle A. Alexander (31), Assistant Treasurer of the California Fund and the Florida Fund, and Vice President of Eaton Vance; Kristin S. Anagnost
(35), Assistant Treasurer of the Massachusetts Fund, the New Jersey Fund and the Ohio Fund, and Assistant Vice President of Eaton Vance; William J. Austin, Jr.
(49), Assistant Treasurer of the Michigan Fund and the Pennsylvania Fund, and Assistant Vice President of Eaton Vance; Barbara E. Campbell (43), Assistant Treasurer, and Vice President of Eaton Vance; Janet E. Sanders (65), Assistant Treasurer and Assistant Secretary, and Vice President of Eaton Vance; A. John Murphy (38), Assistant Secretary, and Vice President of Eaton Vance; and Eric G. Woodbury (43), Assistant Secretary, and Vice President of Eaton Vance. All of the officers of the Funds have been employed by Eaton Vance or their predecessors for more than five years except the following: Ms. Alexander who was an Audit Manager (1996-1997) - Financial Services Industry Practice, Deloitte & Touche LLP (1990-1997); Ms. Anagnost who was a manager at Chase Global Funds Services Company prior to January 12, 1998; and Mr. Dynner who was a Partner of the law firm of Kirkpatrick & Lockhart LLP, New York and Washington D.C., and Executive Vice President of Neuberger & Berman Management, Inc., a mutual fund management company prior to November 1, 1996. Because of their positions with Eaton Vance and their ownership of Eaton Vance Corp. stock, the officers of each Fund will benefit from the advisory and administration fees paid by a Fund to Eaton Vance.

INVESTMENT ADVISER AND ADMINISTRATOR. Eaton Vance Management with its principal office at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, serves as the investment adviser and administrator to each Fund.

PROXY SOLICITATION AND TABULATION. The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board of Trustees of each Fund will be borne ratably by the Funds. Proxies will be solicited by mail and may be solicited in person or by telephone, telegraph or facsimile by officers of a Fund, by personnel of its administrator, Eaton Vance, by the transfer agent, PFPC, Inc., or by broker-dealer firms. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by a Fund's officers, by Eaton Vance personnel, by the transfer agent, PFPC, Inc., or by broker-dealer firms, in person, or by telephone, by telegraph or by facsimile will be borne by that Fund. A written proxy may be delivered to a Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or similar electronic transmission. A Fund will reimburse banks, broker-dealer firms, and other persons holding that Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated costs per Fund are $15,000 for the Municipal Fund and $7,500 for each other Fund.

     All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to Proposals 1 and 2, it will be voted for the matters specified on the proxy card. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting but which have not been voted. Accordingly, abstentions and broker non-votes will assist the Fund in obtaining a quorum but will have no effect on the outcome of Proposals 1 and 2.

     In the event that sufficient votes by the shareholders of the Fund in favor of any Proposal set forth in the Notice of this meeting are not received by March 23, 2001, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of that Fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the relevant Fund.

     A COPY OF A FUND'S ANNUAL OR SEMI-ANNUAL REPORT WILL BE FURNISHED WITHOUT CHARGE TO ANY SHAREHOLDER UPON REQUEST. SHAREHOLDERS DESIRING TO OBTAIN A COPY OF SUCH REPORT SHOULD WRITE TO THE FUND C/O PFPC, INC., ATTN: MR. JOSEPH P. LUNDBOHM, P.O. BOX 8030, BOSTON, MA 02266, OR CALL 1-800-331-1710.

                              SHAREHOLDER PROPOSALS

     Any proposals of shareholders that are intended to be presented at a Fund's 2002 Annual Meeting of Shareholders must be received at the Fund's principal office no later than October 1, 2001 and must comply with all legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting.



January 31, 2001

                                                                      APPENDIX A

                                EATON VANCE FUNDS

                             AUDIT COMMITTEE CHARTER


I. COMPOSITION OF THE AUDIT COMMITTEE. The Audit Committee of each registered investment company sponsored by Eaton Vance Management (each a "Fund") shall be comprised of at least three Trustees, each of whom shall have no relationship that, in the opinion of the Board of Trustees, would interfere with the exercise of his or her independent judgment (including not being an interested person of any investment adviser to a Fund) and shall otherwise satisfy the applicable membership requirements under the rules of the American and New York Stock Exchanges in effect from time to time. Effective June 14, 2001, such rules together require that all members of the Audit Committee of listed issuers (i)(a) shall be (or become within a reasonable time after appointment) financially literate (the ability to read and understand fundamental financial statements) and (b) shall have (or develop within a reasonable time after appointment) a working familiarity with basic finance and accounting practices, and (ii) at least one member of the Audit Committee shall have accounting or related financial management expertise (past employment experience in finance or accounting, requisite certification in accounting, or any other comparable experience or background which results in an individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities).

II. PURPOSES OF THE AUDIT COMMITTEE. The purposes of the Audit Committee are to assist the Board of Trustees:

     1. in its oversight of the Fund's accounting and financial reporting policies and practices, its internal audit controls and procedures, and, as appropriate, the internal controls of certain service providers;

     2. in its oversight of the quality and objectivity of the Fund's financial statements and the independent audit thereof;

     3. in selecting (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the outside auditors; and

     4.   in evaluating the independence of the outside auditors.

     The function of the Audit Committee is oversight. The Treasurer of the Fund is responsible for oversight of the preparation, presentation and integrity of the Fund's financial statements by the Fund's accounting agent. The Treasurer is also responsible for selecting appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit and reviews. The outside auditor for the Fund is ultimately accountable to the Board of Trustees and Audit Committee of the Fund. The Board of Trustees and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside accountant (or to nominate the outside accountant to be proposed for shareholder approval in any proxy statement).

III. MEETINGS OF THE AUDIT COMMITTEE. The Audit Committee shall meet at least once annually, or more frequently if circumstances dictate. The Audit Committee shall set its agenda and the places and times of its meetings. The Audit Committee may meet alone and outside the presence of management personnel with any certified public accountant and auditor firm rendering reports to the Audit Committee or the Board of Trustees and with outside legal counsel.

IV. DUTIES AND POWERS OF THE AUDIT COMMITTEE. To carry out its purposes, the Audit Committee shall have the following duties and powers:

    1. The Audit Committee shall review and discuss the audited financial statements and other financial information with management and the independent auditors for the Fund.

    2. The Audit Committee shall review and discuss with the independent auditors:

          a.   the scope of audits and audit reports;

          b. the personnel, staffing, qualifications and experience of the auditor;

          c.   the compensation of the auditor; and

          d. the independence of the auditor, regarding which the Audit Committee shall secure from the auditor the information required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor. The Audit Committee also shall be responsible for recommending that the Board of Trustees take appropriate action in response to the outside auditor's report to satisfy itself of the outside auditor's independence.

    3. The Audit Committee also shall review and discuss with the independent auditors the matters required to be discussed pursuant to SAS 61 in effect from time to time.

    4. The Audit Committee of an exchange listed investment company shall provide a recommendation to the Board of Trustees regarding whether the audited financial statements of the Fund should be included in the annual report to shareholders of the Fund.

    5. The Audit Committee shall provide any report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Fund's annual proxy statement.

    6. The Audit Committee shall review and recommend policies and procedures for valuing portfolio securities of each investment company.

    7. The Audit Committee shall review and assess the performance of the independent public auditors and make recommendations to the Board of Trustees annually as to the appointment of the independent public auditors.
                                      A-2

    8. The Audit Committee shall review and report to the full Board of Trustees with respect to any material accounting, tax, valuation, or recordkeeping issues which may affect a Fund, its respective financial statements or the amount of their dividend or distribution rates.

    9. The Audit Committee shall direct and supervise investigations into any matters within its scope including integrity of reported facts and figures, ethical conduct, and appropriate disclosure.

    10. The Audit Committee shall review trading and brokerage policies and practices.

    11. The Audit Committee shall review this charter at least annually and recommend any changes to the full Board of Trustees; and

    12. The Audit Committee shall report its activities to the full Board of Trustees on a regular basis and make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants at the expense of the Fund.


Dated:  June 14, 2000

                                      PROXY

                       EATON VANCE MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 23, 2001
                 Proxy Solicited on Behalf of Board of Trustees

                            HOLDERS OF COMMON SHARES


     The  undersigned  holder of Common Shares of Eaton Vance  Municipal  Income
Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and ERIC G. WOODBURY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 23, 2001 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

        SEE REVERSE SIDE                          SEE REVERSE SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

1. To elect one Trustee of the Fund as follows:
   Nominee: James B. Hawkes

     FOR                        WITHHELD
    NOMINEE   [    ]   [    ]   FROM
                                NOMINEE

2. To ratify the selection of Deloitte & Touche LLP as independent certified public accountants for the Fund for the fiscal year ending November 30, 2001.

   FOR           AGAINST           ABSTAIN
   [  ]           [  ]              [  ]



                           MARK HERE FOR COMMENT AND NOTE AT LEFT           [  ]

                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    [  ]

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_________________  Date:_____   Signature:________________ Date:______

                                      PROXY

                  EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 23, 2001
                 Proxy Solicited on Behalf of Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance California Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES
B. HAWKES, ALAN R. DYNNER and ERIC G. WOODBURY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 23, 2001 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

              SEE REVERSE SIDE                          SEE REVERSE SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

1. To elect one Trustee of the Fund as follows:
   Nominee: James B. Hawkes

     FOR                        WITHHELD
    NOMINEE   [    ]   [    ]   FROM
                                NOMINEE

2. To ratify the selection of Deloitte & Touche LLP as independent certified public accountants for the Fund for the fiscal year ending November 30, 2001.

   FOR           AGAINST           ABSTAIN
   [  ]           [  ]              [  ]



                           MARK HERE FOR COMMENT AND NOTE AT LEFT           [  ]

                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    [  ]


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_________________  Date:_____   Signature:________________ Date:______

                                      PROXY

                   EATON VANCE FLORIDA MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 23, 2001
                 Proxy Solicited on Behalf of Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance Florida Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES
B. HAWKES, ALAN R. DYNNER and ERIC G. WOODBURY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 23, 2001 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

           SEE REVERSE SIDE                          SEE REVERSE SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

1. To elect one Trustee of the Fund as follows:
   Nominee: James B. Hawkes

     FOR                        WITHHELD
    NOMINEE   [    ]   [    ]   FROM
                                NOMINEE

2. To ratify the selection of Deloitte & Touche LLP as independent certified public accountants for the Fund for the fiscal year ending November 30, 2001.

   FOR           AGAINST           ABSTAIN
   [  ]           [  ]              [  ]



                           MARK HERE FOR COMMENT AND NOTE AT LEFT           [  ]

                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    [  ]


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_________________  Date:_____   Signature:________________ Date:______

                                      PROXY

                EATON VANCE MASSACHUSETTS MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 23, 2001
                 Proxy Solicited on Behalf of Board of Trustees

                            HOLDERS OF COMMON SHARES

     The undersigned holder of Common Shares of Eaton Vance Massachusetts Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and ERIC G. WOODBURY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 23, 2001 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

           SEE REVERSE SIDE                          SEE REVERSE SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

1. To elect one Trustee of the Fund as follows:
   Nominee: James B. Hawkes

     FOR                        WITHHELD
    NOMINEE   [    ]   [    ]   FROM
                                NOMINEE

2. To ratify the selection of Deloitte & Touche LLP as independent certified public accountants for the Fund for the fiscal year ending November 30, 2001.

   FOR           AGAINST           ABSTAIN
   [  ]           [  ]              [  ]



                           MARK HERE FOR COMMENT AND NOTE AT LEFT           [  ]

                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    [  ]


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature:_________________  Date:_____   Signature:________________ Date:______

                                      PROXY

                   EATON VANCE MICHIGAN MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 23, 2001
                 Proxy Solicited on Behalf of Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance Michigan Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES
B. HAWKES, ALAN R. DYNNER and ERIC G. WOODBURY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 23, 2001 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

          SEE REVERSE SIDE                          SEE REVERSE SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

1. To elect one Trustee of the Fund as follows:
   Nominee: James B. Hawkes

     FOR                        WITHHELD
    NOMINEE   [    ]   [    ]   FROM
                                NOMINEE

2. To ratify the selection of Deloitte & Touche LLP as independent certified public accountants for the Fund for the fiscal year ending November 30, 2001.

   FOR           AGAINST           ABSTAIN
   [  ]           [  ]              [  ]



                           MARK HERE FOR COMMENT AND NOTE AT LEFT           [  ]

                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    [  ]


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_________________  Date:_____   Signature:________________ Date:______

                                      PROXY

                  EATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 23, 2001
                 Proxy Solicited on Behalf of Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance New Jersey Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES
B. HAWKES, ALAN R. DYNNER and ERIC G. WOODBURY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 23, 2001 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

            SEE REVERSE SIDE                          SEE REVERSE SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

1. To elect one Trustee of the Fund as follows:
   Nominee: James B. Hawkes

     FOR                        WITHHELD
    NOMINEE   [    ]   [    ]   FROM
                                NOMINEE

2. To ratify the selection of Deloitte & Touche LLP as independent certified public accountants for the Fund for the fiscal year ending November 30, 2001.

   FOR           AGAINST           ABSTAIN
   [  ]           [  ]              [  ]



                           MARK HERE FOR COMMENT AND NOTE AT LEFT           [  ]

                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    [  ]


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_________________  Date:_____   Signature:________________ Date:______

                                      PROXY

                   EATON VANCE NEW YORK MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 23, 2001
                 Proxy Solicited on Behalf of Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance New York Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES
B. HAWKES, ALAN R. DYNNER and ERIC G. WOODBURY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 23, 2001 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

          SEE REVERSE SIDE                          SEE REVERSE SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

1. To elect one Trustee of the Fund as follows:
   Nominee: James B. Hawkes

     FOR                        WITHHELD
    NOMINEE   [    ]   [    ]   FROM
                                NOMINEE

2. To ratify the selection of Deloitte & Touche LLP as independent certified public accountants for the Fund for the fiscal year ending November 30, 2001.

   FOR           AGAINST           ABSTAIN
   [  ]           [  ]              [  ]


                           MARK HERE FOR COMMENT AND NOTE AT LEFT           [  ]

                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    [  ]


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_________________  Date:_____   Signature:________________ Date:______

                                      PROXY

                     EATON VANCE OHIO MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 23, 2001
                 Proxy Solicited on Behalf of Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance Ohio Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES
B. HAWKES, ALAN R. DYNNER and ERIC G. WOODBURY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 23, 2001 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

            SEE REVERSE SIDE                          SEE REVERSE SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

1. To elect one Trustee of the Fund as follows:
   Nominee: James B. Hawkes

     FOR                        WITHHELD
    NOMINEE   [    ]   [    ]   FROM
                                NOMINEE

2. To ratify the selection of Deloitte & Touche LLP as independent certified public accountants for the Fund for the fiscal year ending November 30, 2001.

   FOR           AGAINST           ABSTAIN
   [  ]           [  ]              [  ]



                           MARK HERE FOR COMMENT AND NOTE AT LEFT           [  ]

                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    [  ]


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_________________  Date:_____   Signature:________________ Date:______

                                      PROXY

                 EATON VANCE PENNSYLVANIA MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 23, 2001
                 Proxy Solicited on Behalf of Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance Pennsylvania Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and ERIC G. WOODBURY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 23, 2001 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

           SEE REVERSE SIDE                          SEE REVERSE SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

1. To elect one Trustee of the Fund as follows:
   Nominee: James B. Hawkes

     FOR                        WITHHELD
    NOMINEE   [    ]   [    ]   FROM
                                NOMINEE

2. To ratify the selection of Deloitte & Touche LLP as independent certified public accountants for the Fund for the fiscal year ending November 30, 2001.

   FOR           AGAINST           ABSTAIN
   [  ]           [  ]              [  ]



                           MARK HERE FOR COMMENT AND NOTE AT LEFT           [  ]

                           MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    [  ]


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_________________  Date:_____   Signature:________________ Date:______

                                      PROXY

                       EATON VANCE MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 23, 2001
                 Proxy Solicited on Behalf of Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES
B. HAWKES, ALAN R. DYNNER and ERIC G. WOODBURY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 23, 2001 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

            SEE REVERSE SIDE                          SEE REVERSE SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

1. To elect two Trustees of the Fund as follows:

(a)  Election of one Trustee to represent Auction Preferred Shares.
     Nominee: Samuel L. Hayes, III

          FOR                         WITHHELD
        NOMINEE     [   ]    [    ]   FROM
                                      NOMINEE


(b)  Election of one Trustee to represent all shareholders.
     Nominee:  James B. Hawkes

          FOR                         WITHHELD
        NOMINEE     [   ]    [    ]   FROM
                                      NOMINEE


2. To ratify the selection of Deloitte & Touche LLP as independent certified public accountants for the Fund for the fiscal year ending November 30, 2001. ]

        FOR         AGAINST           ABSTAIN
       [  ]           [  ]              [  ]



                       MARK HERE FOR COMMENT AND NOTE AT LEFT           [   ]
                       MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    [   ]


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:________________  Date:____   Signature:_________________ Date:____

                                      PROXY

                  EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 23, 2001
                 Proxy Solicited on Behalf of Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance California Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and ERIC G. WOODBURY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 23, 2001 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

             SEE REVERSE SIDE                          SEE REVERSE SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

1. To elect two Trustees of the Fund as follows:

(a)  Election of one Trustee to represent Auction Preferred Shares.
     Nominee: Samuel L. Hayes, III

          FOR                         WITHHELD
        NOMINEE     [   ]    [    ]   FROM
                                      NOMINEE


(b)  Election of one Trustee to represent all shareholders.
     Nominee:  James B. Hawkes

          FOR                         WITHHELD
        NOMINEE     [   ]    [    ]   FROM
                                      NOMINEE

2. To ratify the selection of Deloitte & Touche LLP as independent certified public accountants for the Fund for the fiscal year ending November 30, 2001. ]

        FOR         AGAINST           ABSTAIN
       [  ]           [  ]              [  ]



                       MARK HERE FOR COMMENT AND NOTE AT LEFT           [   ]
                       MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    [   ]


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:________________  Date:____   Signature:_________________ Date:____

                                      PROXY

                   EATON VANCE FLORIDA MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 23, 2001
                 Proxy Solicited on Behalf of Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares Eaton Vance Florida Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and ERIC G. WOODBURY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 23, 2001 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

            SEE REVERSE SIDE                          SEE REVERSE SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

1. To elect two Trustees of the Fund as follows:

(a)  Election of one Trustee to represent Auction Preferred Shares.
     Nominee: Samuel L. Hayes, III

          FOR                         WITHHELD
        NOMINEE     [   ]    [    ]   FROM
                                      NOMINEE

(b)  Election of one Trustee to represent all shareholders.
     Nominee:  James B. Hawkes

          FOR                         WITHHELD
        NOMINEE     [   ]    [    ]   FROM
                                      NOMINEE

2. To ratify the selection of Deloitte & Touche LLP as independent certified public accountants for the Fund for the fiscal year ending November 30, 2001. ]

        FOR         AGAINST           ABSTAIN
       [  ]           [  ]              [  ]


                       MARK HERE FOR COMMENT AND NOTE AT LEFT           [   ]
                       MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    [   ]


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:________________  Date:____   Signature:_________________ Date:____

                                      PROXY

                EATON VANCE MASSACHUSETTS MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 23, 2001
                 Proxy Solicited on Behalf of Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES

     The undersigned holder of Auction Preferred Shares of Eaton Vance Massachusetts Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and ERIC G. WOODBURY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 23, 2001 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

           SEE REVERSE SIDE                          SEE REVERSE SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

1. To elect two Trustees of the Fund as follows:

(a)  Election of one Trustee to represent Auction Preferred Shares.
     Nominee: Samuel L. Hayes, III

          FOR                         WITHHELD
        NOMINEE     [   ]    [    ]   FROM
                                      NOMINEE

(b)  Election of one Trustee to represent all shareholders.
     Nominee:  James B. Hawkes

          FOR                         WITHHELD
        NOMINEE     [   ]    [    ]   FROM
                                      NOMINEE

2. To ratify the selection of Deloitte & Touche LLP as independent certified public accountants for the Fund for the fiscal year ending November 30, 2001. ]

        FOR         AGAINST           ABSTAIN
       [  ]           [  ]              [  ]



                       MARK HERE FOR COMMENT AND NOTE AT LEFT           [   ]
                       MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    [   ]


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:________________  Date:____   Signature:_________________ Date:____

                                      PROXY

                   EATON VANCE MICHIGAN MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 23, 2001
                 Proxy Solicited on Behalf of Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance Michigan Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and ERIC G. WOODBURY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 23, 2001 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

             SEE REVERSE SIDE                          SEE REVERSE SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

1. To elect two Trustees of the Fund as follows:

(a)  Election of one Trustee to represent Auction Preferred Shares.
     Nominee: Samuel L. Hayes, III

          FOR                         WITHHELD
        NOMINEE     [   ]    [    ]   FROM
                                      NOMINEE

(b)  Election of one Trustee to represent all shareholders.
     Nominee:  James B. Hawkes

          FOR                         WITHHELD
        NOMINEE     [   ]    [    ]   FROM
                                      NOMINEE

2. To ratify the selection of Deloitte & Touche LLP as independent certified public accountants for the Fund for the fiscal year ending November 30, 2001. ]

        FOR         AGAINST           ABSTAIN
       [  ]           [  ]              [  ]



                       MARK HERE FOR COMMENT AND NOTE AT LEFT           [   ]
                       MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    [   ]


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:________________  Date:____   Signature:_________________ Date:____

                                      PROXY

                  EATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 23, 2001
                 Proxy Solicited on Behalf of Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance New Jersey Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and ERIC G. WOODBURY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 23, 2001 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

              SEE REVERSE SIDE                          SEE REVERSE SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

1. To elect two Trustees of the Fund as follows:

(a)  Election of one Trustee to represent Auction Preferred Shares.
     Nominee: Samuel L. Hayes, III

          FOR                         WITHHELD
        NOMINEE     [   ]    [    ]   FROM
                                      NOMINEE

(b)  Election of one Trustee to represent all shareholders.
     Nominee:  James B. Hawkes

          FOR                         WITHHELD
        NOMINEE     [   ]    [    ]   FROM
                                      NOMINEE

2. To ratify the selection of Deloitte & Touche LLP as independent certified public accountants for the Fund for the fiscal year ending November 30, 2001. ]

        FOR         AGAINST           ABSTAIN
       [  ]           [  ]              [  ]



                       MARK HERE FOR COMMENT AND NOTE AT LEFT           [   ]
                       MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    [   ]


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:________________  Date:____   Signature:_________________ Date:____

                                      PROXY

                   EATON VANCE NEW YORK MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 23, 2001
                 Proxy Solicited on Behalf of Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance New York Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and ERIC G. WOODBURY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 23, 2001 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

              SEE REVERSE SIDE                          SEE REVERSE SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

1. To elect two Trustees of the Fund as follows:

(a)  Election of one Trustee to represent Auction Preferred Shares.
     Nominee: Samuel L. Hayes, III

          FOR                         WITHHELD
        NOMINEE     [   ]    [    ]   FROM
                                      NOMINEE

(b)  Election of one Trustee to represent all shareholders.
     Nominee:  James B. Hawkes

          FOR                         WITHHELD
        NOMINEE     [   ]    [    ]   FROM
                                      NOMINEE

2. To ratify the selection of Deloitte & Touche LLP as independent certified public accountants for the Fund for the fiscal year ending November 30, 2001. ]

        FOR         AGAINST           ABSTAIN
       [  ]           [  ]              [  ]


                       MARK HERE FOR COMMENT AND NOTE AT LEFT           [   ]
                       MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    [   ]


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:________________  Date:____   Signature:_________________ Date:____

                                      PROXY

                     EATON VANCE OHIO MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 23, 2001
                 Proxy Solicited on Behalf of Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance Ohio Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and ERIC G. WOODBURY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 23, 2001 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

              SEE REVERSE SIDE                          SEE REVERSE SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

1. To elect two Trustees of the Fund as follows:

(a)  Election of one Trustee to represent Auction Preferred Shares.
     Nominee: Samuel L. Hayes, III

          FOR                         WITHHELD
        NOMINEE     [   ]    [    ]   FROM
                                      NOMINEE

(b)  Election of one Trustee to represent all shareholders.
     Nominee:  James B. Hawkes

          FOR                         WITHHELD
        NOMINEE     [   ]    [    ]   FROM
                                      NOMINEE

2. To ratify the selection of Deloitte & Touche LLP as independent certified public accountants for the Fund for the fiscal year ending November 30, 2001. ]

        FOR         AGAINST           ABSTAIN
       [  ]           [  ]              [  ]


                       MARK HERE FOR COMMENT AND NOTE AT LEFT           [   ]
                       MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    [   ]


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:________________  Date:____   Signature:_________________ Date:____

                                      PROXY

                 EATON VANCE PENNSYLVANIA MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 23, 2001
                 Proxy Solicited on Behalf of Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance Pennsylvania Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and ERIC G. WOODBURY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 23, 2001 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

             SEE REVERSE SIDE                          SEE REVERSE SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

1. To elect two Trustees of the Fund as follows:

(a)  Election of one Trustee to represent Auction Preferred Shares.
     Nominee: Samuel L. Hayes, III

          FOR                         WITHHELD
        NOMINEE     [   ]    [    ]   FROM
                                      NOMINEE

(b)  Election of one Trustee to represent all shareholders.
     Nominee:  James B. Hawkes

          FOR                         WITHHELD
        NOMINEE     [   ]    [    ]   FROM
                                      NOMINEE

2. To ratify the selection of Deloitte & Touche LLP as independent certified public accountants for the Fund for the fiscal year ending November 30, 2001. ]

        FOR         AGAINST           ABSTAIN
       [  ]           [  ]              [  ]


                       MARK HERE FOR COMMENT AND NOTE AT LEFT           [   ]
                       MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    [   ]


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:________________  Date:____   Signature:_________________ Date:____